Exhibit 10.1

5,150,000 Shares

EQUINIX, INC.

Common Stock, par value $0.001 per share

UNDERWRITING AGREEMENT

November 9, 2005

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE FIRST BOSTON LLC

GOLDMAN, SACHS & CO.,

As representatives (the “Representatives”)

of the several Underwriters (as defined below)

c/o	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Credit Suisse First Boston LLC

Eleven Madison Avenue

New York, New York 10010-3629

Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

Dear Sirs and Mesdames:

1. i–STT Investments Pte. Ltd., a corporation organized under the laws of the Republic of Singapore (the “Selling Stockholder”), proposes to sell to the several underwriters named on SCHEDULE A hereto (the “Underwriters”) an aggregate of 5,150,000 outstanding shares (the “Firm Securities”) of Common Stock, par value $0.001 per share (the “Securities”), of Equinix, Inc., a Delaware corporation (the “Company”), and also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 739,549 additional outstanding shares (the “Optional Securities”) of the Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act on Form S-3 (File No. 333-128857), including a prospectus (the “Company Basic Prospectus”) relating to the Offered Securities. Such registration statement, as amended as of the date of this agreement (the “Underwriting Agreement”) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, including the information (if any) deemed to be part of such registration statement (including any information incorporated therein by reference) at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collective, the “Securities Act”), is hereinafter referred to as the “Company Registration Statement;” any preliminary prospectus supplement to the Company Basic Prospectus relating to the Offered Securities, together with the Company Basic Prospectus, is hereinafter referred to as a “Company Preliminary Prospectus;” and the final prospectus supplement to the Company Basic Prospectus relating to the Offered Securities in the form first used to confirm sales of the Offered Securities is hereinafter referred to as the “Company Final Prospectus” (including, in the case of all references to the Company Registration Statement or the Company Final Prospectus, unless the context requires otherwise, documents incorporated by reference therein pursuant to Item 12 of Form S-3 of the Securities Act (the “Incorporated Documents”)). The terms “supplement” and “amendment” or “amend” with respect to the Company Registration Statement, any Company Preliminary Prospectus and the Company Final

Prospectus shall include all documents subsequently filed (but not to the extent all or a portion of such documents are furnished) by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”), that are deemed to be incorporated by reference therein. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Company Registration Statement”), then any reference herein to the term “Company Registration Statement” shall be deemed to include such Rule 462 Company Registration Statement.

The Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder are collectively referred to as the “Investment Company Act”; and the Securities Act and the Investment Company Act are collectively referred to as the “Acts.”

The Selling Stockholder, the Company and the Underwriters hereby agree as follows:

2. Representations and Warranties of the Company and the Selling Stockholder.

(a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Selling Stockholder that:

(i) the Company meets the requirements for filing the Company Registration Statement on Form S-3 and such Company Registration Statement has become effective; no stop order suspending the effectiveness of the Company Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission;

(ii) no order preventing or suspending the use of any Company Preliminary Prospectus has been issued by the Commission, and each Company Preliminary Prospectus complied, when so filed, in all material respects with the Acts and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading except that the representations and warranties set forth in this paragraph do not apply to any statements or omissions in any Company Preliminary Prospectus based upon information relating to (A) any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein and (B) the Selling Stockholder furnished to the Company by the Selling Stockholder expressly for use therein;

(iii) each part of the Company Registration Statement, when it became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Company Registration Statement and the Company Final Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act; and the Company Final Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Company Registration Statement or the Company Final Prospectus based upon information relating to (A) any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein and (B) the Selling Stockholder furnished to the Company by the Selling Stockholder expressly for use therein;

(iv) the Company has been duly incorporated and is an existing corporation in good standing under the laws of State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company Final Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as a whole (each, a “Company Material Adverse Effect”);

(v) Equinix Operating Co., Inc., Equinix Pacific, Inc., Equinix RP II LLC and Equinix RP, Inc. (each a “Subsidiary” and, together, the “Subsidiaries”) are the subsidiaries of the Company that are material to the business of the Company and its subsidiaries taken as a whole. Each of the Subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company Final Prospectus; and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified or in good standing would not have a Company Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable. The Company owns all of the shares of capital stock of each subsidiary of the Company, directly or through subsidiaries, free from liens, encumbrances and defects;

(vi) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in or incorporated by reference into, as applicable, the Company Final Prospectus. The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable and conform as to legal matters to the description thereof contained in or incorporated by reference into, as applicable, the Company Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities. Except as set forth in the Company Final Prospectus, neither the Company nor any of the Subsidiaries has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. All outstanding shares of capital stock and options and other rights to acquire capital stock have been issued in compliance with the registration and qualification provisions of all applicable securities laws and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights;

(vii) except as disclosed in the Company Final Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment as a result of the transactions contemplated by this Underwriting Agreement;

(viii) except as disclosed in the Company Final Prospectus, there are no contracts, agreements or understandings involving the Company granting to any person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

(ix) the Offered Securities have been approved for listing on the NASDAQ;

(x) no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Underwriting Agreement, except such as have been obtained and made under the Acts, the Exchange Act or state securities or blue sky laws in connection with the offer and sale of the Offered Securities;

(xi) the execution and delivery by the Company of, and performance by the Company of its obligations under, this Underwriting Agreement, and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or the charter or by-laws of the Company or any such Subsidiary;

(xii) this Underwriting Agreement has been duly authorized, executed and delivered by the Company;

(xiii) except as disclosed in the Company Final Prospectus, the Company and the Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them;

(xiv) the Company and the Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Company Material Adverse Effect;

(xv) no labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is imminent that might have a Company Material Adverse Effect;

(xvi) the Company and the Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, the “Intellectual Property Rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Company Material Adverse Effect;

(xvii) except as disclosed in the Company Final Prospectus, neither the Company nor any of the Subsidiaries (A) is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, the “Environmental Laws”), (B) owns leases or operates any real property contaminated with any substance that is subject to any Environmental Laws, (C) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (D) is subject to any claim relating to any Environmental Laws, in each case which violation, contamination, liability or claim would individually or in the aggregate have a Company Material Adverse Effect; and the Company is not aware of any pending or threatened investigation which is reasonably expected to lead to such a claim. Except as disclosed in the Company Final Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that might have a Company Material Adverse Effect;

(xviii) except as disclosed in the Company Final Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of the Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Company Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Underwriting Agreement, or which are otherwise material in the context of the transactions contemplated by this Underwriting Agreement; and no such actions, suits or proceedings are threatened or, to the Company’s knowledge, contemplated;

(xix) the financial statements included in each Company Registration Statement and the Company Final Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in the Company Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in the Company Registration Statement and the Company Final Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

(xx) except as disclosed in the Company Final Prospectus, since the date of the latest audited financial statements included in the Company Final Prospectus there has not occurred any Company Material Adverse Effect, or any development or event involving a prospective material adverse change in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Company Final Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(xxi) neither the Company nor any of the Subsidiaries is currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected except to the extent that such breach or default would not have a Company Material Adverse Effect;

(xxii) the Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act;

(xxiii) the Company and each of the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Company Material Adverse Effect;

(xxiv) the accountants who certified the financial statements and supporting schedules included in the Company Registration Statement are independent public accountants as required by the Securities Act;

(xxv) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xxvi) neither the Company nor any of the Subsidiaries has and the Company is not aware that its or any of its subsidiaries’ officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company or any Subsidiary has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company or any of the Subsidiaries (or assist the Company or any of the Subsidiaries in connection with any actual or proposed transaction) which might subject the Company or any of the Subsidiaries, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), which could reasonably be expected to have a Company Material Adverse Effect, if not given in the past, might have had a Company Material Adverse Effect, or if not continued in the future, might have a Company Material Adverse Effect;

(xxvii) none of the Company nor any of the Subsidiaries has taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities. Except as permitted by the Acts, the Company has not distributed any registration statement, preliminary prospectus, prospectus or other offering material in connection with the offering and sale of the Offered Securities;

(xxviii) the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”)system; and

(xxix) the Company is not and, after giving effect to the offering and sale of the Offered Securities will not be, an “investment company” as defined in the Investment Company Act.

(b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i) the Selling Stockholder has been duly incorporated and is validly existing under the laws of the Republic of Singapore, with corporate power and authority to own its properties and conduct its business; and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, except as would not, individually or in the aggregate, have a material adverse effect on the financial condition, business, properties or results of operations of the Selling Stockholder and its subsidiaries taken as a whole (each, a “Selling Stockholder Material Adverse Effect”);

(ii) this Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder;

(iii) the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Underwriting Agreement will not contravene any provision of applicable law or the memorandum and articles of association of the Selling Stockholder, or any material agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, except for any such contravention as would not have a Selling Stockholder Material Adverse Effect, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal is required for the performance by the Selling Stockholder of its obligations under this Underwriting Agreement, except such as have been obtained and except to the extent that the failure to so obtain such consent, approval, authorization, order or qualification would not have a Selling Stockholder Material Adverse Effect or would materially affecting the Selling Stockholder’s ability to perform its obligations under this Underwriting Agreement;

(iv) the Selling Stockholder is not and, after giving effect to the offering and sale of the Offered Securities hereunder will not be, an “investment company” as such term is defined in the Investment Company Act;

(v) on the applicable Closing Date, the Selling Stockholder will have valid title to, or a valid “security entitlement” within the meaning of the Uniform Commercial Code as in effect in the State of New York (the “Commercial Code”), in respect of the Offered Securities to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Underwriting Agreement and to sell, transfer and deliver the Offered Securities to be sold by such Selling Stockholder or a security entitlement in respect of such Offered Securities;

(vi) upon indication by book entry that the Offered Securities listed on SCHEDULE A to the Underwriting Agreement have been credited to a securities accounts maintained by Credit Suisse First Boston LLC (the “Settlement Representative”) at The Depository Trust Company (“DTC”) and payment therefor in accordance with the Underwriting Agreement, the Settlement Representative will acquire a valid securities entitlement on behalf of the several Underwriters with respect to such Offered Securities and, under the Commercial Code, an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Settlement Representative; for purposes of this representation, the Selling Stockholder may assume that when such crediting occurs, (A) such Offered Securities have been registered in the name of DTC and have not been specially indorsed to any other person, (B) DTC is a “clearing corporation” for purposes of Section 8-102(a)(14) of the Commercial Code, (C) the Settlement Representative has been duly appointed as agent for each of the several Underwriters and (D) appropriate entries to the account of the Settlement Representative shall have been made pursuant to the Commercial Code;

(vii) none of the information relating to the Selling Stockholder that was furnished to the Company in writing by the Selling Stockholder expressly for use in any Company Registration Statement, any Company Preliminary Prospectus, the Company Final Prospectus or any amendment or supplement thereto includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Selling Stockholder has reviewed the Company Registration Statement, any Company Preliminary Prospectus and the Company Final Prospectus and represents and warrants that it has no reason to believe that any such document includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(viii) the sale of the Offered Securities by the Selling Stockholder is not prompted by any material non-public information concerning the Company which is not set forth in the Company Final Prospectus.

3. Purchase Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price of $34.3035 per share (the “Purchase Price”), the respective numbers of Firm Securities set forth opposite the names of the Underwriters in SCHEDULE A hereto.

The Selling Stockholder will deliver the Firm Securities to the Representatives for the respective accounts of the Underwriters in book-entry form through the Depository Trust Company (the “DTC”), against payment of the aggregate Purchase Price for the Firm Securities in Federal (same day) funds by official bank check or checks or wire transfer to an account designated by the Selling Stockholder at 10:30 a.m., New York City time, on November 16, 2005, and shall occur at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP, located at 155 Constitution Drive, Menlo Park, California 94025, or at such other location and/or such other time not later than seven full business days thereafter as the Representatives determine, such time being herein referred to as the “First Closing Date.” For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering.

In addition, upon written notice from the Representatives given to the Company and the Selling Stockholder not more than 30 days subsequent to the date of the Company Final Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the Purchase Price. The Selling Stockholder agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter’s name bears to the total number of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. Subject to the foregoing, the right to purchase the Optional Securities or any portion thereof may be exercised at any time, but only once, upon notice by the Representatives to the Company and the Selling Stockholder.

The time and location for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date,” which may be the First Closing Date (the First Closing Date and the Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representative but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. Delivery of the Optional Securities to the Representatives for the respective accounts of the Underwriters shall be made by the Selling Stockholder in book-entry form through the DTC against payment by the Underwriters through the Representatives of the Purchase Price therefor to or upon the order of the Selling Stockholder by wire transfer payable in same-day funds to the account specified by the Selling Stockholder.

4. Terms of Public Offering. The Selling Stockholder and the Company are advised by the Underwriters that they propose to make a public offering of the Offered Securities as soon after the Company Registration Statement and this Underwriting Agreement have become effective as in the Representatives’ judgment is advisable. The Selling Stockholder and the Company are further advised by the Underwriters that the Offered Securities are to be offered to the public initially at $35.64 per share (the “Public Offering Price”), and to certain dealers selected by it at a price that represents a concession not in excess of $0.8019 per share under the Public Offering Price, and that the Underwriters may allow, and such dealers may re-allow, a concession, not in excess of $0.10 per share, to certain other dealers.

5. Lock-Up Agreement. The Company agrees with each of the Underwriters and the Selling Stockholder, in each case, that:

(a) for the Lock-Up Period (as defined below) the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to any additional Securities or securities convertible into or exchangeable or exercisable for any Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives, except that the Company shall not be prohibited from causing the issuance of: (i) Securities pursuant to the conversion or exchange of convertible or exchangeable securities issuable or exchangeable for Securities or upon the exercise of warrants or options exercisable for Securities, in each case outstanding on the date hereof; (ii) employee stock options of the Company exercisable for Securities pursuant to the terms of a plan of the Company in effect on the date hereof; or (iii) any Securities or any securities convertible into or exchangeable or exercisable for any Securities, up to a maximum aggregate market value at the time of issuance of $30 million, in connection with a business acquisition by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, subject to the condition that any recipient of such Securities agrees to sign and does sign a lock-up agreement substantially in the form of EXHIBIT A hereto, the obligations under which shall, likewise, terminate or expire no later than the expiration of the Lock-Up Period; and, to the extent required by applicable law or stock market listing requirements, the Company may publicly disclose the intention to cause such an issuance of securities.

(b) the Lock-Up Period will commence on the date hereof and will continue and include the date 45 days after the date of the Company Final Prospectus, or such earlier date that the Representatives consent to in writing; provided, however, that if (i) during the last 17 days of the Lock-Up Period, the

Company releases earnings results or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension (such initial period, and such initial period as extended as set forth above, as the case may be, the “Lock-Up Period”). The Company will provide the Representatives with notice of any announcement described in clause (ii) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

6. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Securities on the applicable Closing Date will be subject to (1) the condition that the Company Registration Statement shall have been effective not later than 4:00 P.M. (New York City time), on the date hereof, (2) the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein, in each case as of and on the date hereof and such Closing Date, (3) the accuracy of the statements of Company officers made pursuant to the provisions hereof, (4) the performance by the Company and the Selling Stockholder of their obligations hereunder and (5) the following additional conditions precedent:

(a) subsequent to the execution and delivery of this Underwriting Agreement, there shall not have occurred any: (i) downgrading in the rating of the securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (ii) change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iii) change, or any development involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Company Final Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Underwriting Agreement) which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to market the Offered Securities on the terms and in the manner contemplated in the Company Final Prospectus; (iv) material suspension or material limitation of trading in securities generally on the NASDAQ, or any setting of minimum prices for trading on such exchange; (v) suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) banking moratorium declared by U.S. Federal authorities; (vii) major disruption of settlements of securities or clearance services in the United States; or (viii) attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by the U.S. Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

(b) the Representatives shall have received, on the applicable Closing Date, certificates, dated such Closing Date and signed by an executive officer or other authorized person, as applicable, of each of the Company and the Selling Stockholder, respectively, in each case to the relevant effect that the representations and warranties of each of the Company or the Selling Stockholder contained in this Underwriting Agreement, are true and correct as of and on the date hereof and such Closing Date and that each of the Company or the Selling Stockholder, as applicable, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder, on or before the Closing Date.

(c) the Representatives shall have received on the Closing Date an opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP, counsel for the Company, dated the Closing Date, to the effect that:

(i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Company Final Prospectus;

(ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of California, New Jersey, Ohio, Texas and Virginia;

(iii) the compliance by the Company with the provisions of this Underwriting Agreement and the consummation of the transactions herein contemplated will not result in any material violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any United States federal, Delaware corporate or California statute or any order, rule or regulation known to such counsel of any court or governmental agency or body in such jurisdictions having jurisdiction over the Company or any of its properties. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Underwriting Agreement, except such as have been obtained and made under the Securities Act and such as my be required under state securities laws;

(iv) the Company owns all of the shares of capital stock of each Subsidiary of the Company. Each of the Subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Company Final Prospectus; and each Subsidiary is duly qualified to do business as a foreign corporation in good standing under the laws of the jurisdictions listed besides its name on SCHEDULE B hereto; all of the issued and outstanding capital stock of each of the Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable;

(v) the Company has an authorized capitalization as set forth in the Company Final Prospectus, and all of the issued and outstanding shares of capital stock of the Company (including the Offered Securities) have been duly and validly authorized and issued. The Offered Securities, and, to such counsel’s knowledge, all of the other issued and outstanding shares of capital stock of the Company, are fully paid and non-assessable; and the Offered Securities conform in all material respects to the “Description of Common Stock” contained in the Company Final Prospectus;

(vi) this Underwriting Agreement has been duly authorized, executed and delivered by the Company;

(vii) the statements set forth in the Company Final Prospectus under the caption “Description of Common Stock,” insofar as they purport to constitute a summary of the terms of the Offered Securities, and under the caption “Underwriting” insofar as they purport to describe the provisions of the laws and documents referred to therein, provide a fair summary in all material respects of such provisions;

(viii) to such counsel’s knowledge, there are no legal or governmental proceedings required to be described in the Company Registration Statement or Company Final Prospectus, which are not described as required.;

(ix) the Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be, an “investment company” as defined in the Investment Company Act;

(x) the compliance by the Company with all of the provisions of this Underwriting Agreement and the consummation of the transactions contemplated herein, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under any agreement set forth on EXHIBIT A to such counsel’s opinion; and

(xi) such counsel shall also state that (A) such counsel believes that the Company Registration Statement and the Company Final Prospectus (except for financial statements and schedules thereto and financial and statistical data derived from such financial statements and schedules included therein, as to which they express no belief) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) such counsel confirms that it has no reason to believe (except for financial statements and schedules thereto and financial and statistical data derived from such financial statements and schedules included therein, as to which we express no belief) that, as of its effective date, the Company Registration Statement and the Company Final Prospectus included therein at the time of the Company Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) such counsel confirms that it has no reason to believe (except for financial statements and schedules thereto and financial and statistical data derived from such financial statements and schedules included therein, as to which we express no belief) that, as of its date or the date hereof, the Company Final Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (D) such counsel confirms that it does not know of any contracts or other documents of a character required to be filed as an exhibit to the Company Registration Statement or required to be described in the Company Registration Statement or the Company Final Prospectus which are not so filed or so described as required.

With respect to subparagraph (xi) of this paragraph (c), Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP may state that their opinion and belief are based upon their participation in the preparation of the Company Registration Statement and the Company Final Prospectus (excluding the documents incorporated by reference therein) and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

(d) the Representatives shall have received on the Closing Date an opinion of Brandi Galvin Morandi, General Counsel for the Company, dated the applicable Closing Date, to the effect that:

(i) to her knowledge, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any agreement filed as an exhibit to the Registration Statement or appearing on the list of exhibits to the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2005 filed with the Commission or any current report on Form 8-K filed by the Company with the Commission on or after October 19, 2005 and before the date of such opinion (each a “Company Material Agreement”); and

(ii) the compliance by the Company with all of the provisions of this Underwriting Agreement and the consummation of the transactions contemplated herein, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under any Company Material Agreement (other than those agreements listed on EXHIBIT A to the opinion required by Section 7(c) hereof).

(e) the Representatives shall have received on the Closing Date an opinion of Wong Partnership, Singapore local counsel for the Selling Stockholder, dated the Closing Date, substantially to the effect that:

(i) the Selling Stockholder is a company duly incorporated and validly existing in accordance with the laws of Singapore, has the power and authority to own its properties and conduct its business and is duly qualified to do business in Singapore;

(ii) the Selling Stockholder and has the capacity and power to enter into this Underwriting Agreement and to exercise its rights and perform its obligations under this Underwriting Agreement;

(iii) all corporate action required to authorize the execution and delivery by the Selling Stockholder of this Underwriting Agreement under its memorandum and articles of association and the exercise by it of its rights and the performance by it of its obligations under the Underwriting Agreement has been duly taken, and the Underwriting Agreement has been duly executed by the Selling Stockholder;

(iv) this Underwriting Agreement is in proper form for its enforcement in the courts of Singapore;

(v) neither the execution nor the delivery of this Underwriting Agreement by the Selling Stockholder nor the performance of the Selling Stockholder’s obligations under this Underwriting Agreement conflicts with or will conflict with (A) any present law, regulation, treaty or rule of Singapore or any order of any governmental, judicial or other authority in Singapore in any respect; or (B) the memorandum and articles of association of the Selling Stockholder;

(vi) no further acts, conditions or things are required by Singapore law to be done, fulfilled or performed in order to enable the Selling Stockholder lawfully to execute, deliver, exercise its rights or perform its obligations under this Underwriting Agreement or to make this Underwriting Agreement admissible in evidence in Singapore, and no consent, license, approval and authorization of, declaration to, filing or registration with, any governmental authority of Singapore is required in connection with the execution or delivery of, and/or performance by the Selling Stockholder of its obligations under this Underwriting Agreement; and

(vii) no stamp duty or documentary tax is payable on this Underwriting Agreement.

(f) the Representatives shall have received on the Closing Date an opinion of Latham & Watkins LLP, U.S. special counsel for the Selling Stockholder, dated the Closing Date in the form set forth on EXHIBIT B hereto.

The opinions of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP and Brandi Galvin Morandi, described in paragraph (c) and the (d) above shall be rendered to the Underwriters at the request of the Company, and shall so state therein. The opinion of Wong Partnership and Latham & Watkins LLP, described in paragraphs (e) and (f), respectively, above shall be rendered to the Underwriters at the request of the Selling Stockholder and shall so state therein.

(g) the Representatives shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date and addressed to the Representatives on such matters as the Representatives may reasonably require.

(h) the Representatives shall have received, on each of the date hereof and any Closing Date, a letter dated the date hereof or such Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for the Company, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Company Registration Statement and the Company Final Prospectus; provided that the letter delivered on such Closing Date shall use a “cut-off date” not earlier than two business days before the date hereof.

(i) the “lock-up” agreements, each substantially in the form of EXHIBIT A hereto, by and among the Underwriters, officers and directors of the Company, relating to sales and certain other dispositions Securities or certain other instruments, delivered to the Underwriters on or before the date hereof, shall be in full force and effect on the Closing Date.

(j) the “lock-up” agreement substantially in the form of EXHIBIT C hereto, by and among the Underwriters and the Selling Stockholder, relating to sales and dispositions of Securities or certain other instruments, delivered to the Underwriters on or before the date hereof, shall be in full force and effect on the Closing Date.

7. Covenants of the Selling Stockholder, the Underwriters and the Company.

(a) In further consideration of the agreements of the Underwriters herein contained, the Company covenants to the Underwriters:

(i) to furnish to the Representatives, without charge, five signed copies of the Company Registration Statement (including exhibits thereto) and to furnish to the Representatives in New York City, without charge, on a timely basis to permit proper delivery on or prior to any Closing Date, and during the period mentioned in paragraph (a)(iii) below, as many copies of the Company Final Prospectus and any supplements and amendments thereto or to the Company Registration Statement as the Representatives may reasonably request;

(ii) before amending or supplementing the Company Registration Statement or the Company Final Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule;

(iii) if, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Company Final Prospectus is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Company Final Prospectus in order to make the statements therein, in the light of the circumstances when the Company Final Prospectus is delivered to a purchaser of Offered Securities, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Company Final Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Offered Securities may have been sold by the Underwriters and to any other dealers upon request, either amendments or supplements to the Company Final Prospectus so that the statements in the Company Final Prospectus as so amended or supplemented will not, in the light of the circumstances when the Company Final Prospectus is delivered to a purchaser of Offered Securities, be misleading or so that the Company Final Prospectus, as amended or supplemented, will comply with law;

(iv) if the Securities cease to be listed on the NASDAQ, to endeavor to qualify the Offered Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives shall reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Offered Securities; and

(v) to make generally available to holders of Offered Securities and to the Representatives as soon as practicable an earning statement of the Company covering the twelve-month period ending December 31, 2006 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(b) In further consideration of the agreements of the Company, the Selling Stockholder and the Underwriters herein contained, the Selling Stockholder, the Underwriters and the Company further covenant as follows:

(i) Whether or not the transactions contemplated in this Underwriting Agreement are consummated or this Underwriting Agreement is terminated and subject to any agreements it has entered into with the Selling Stockholder with respect to the reimbursement by the Selling Stockholder of certain fees and expenses, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Underwriting Agreement, including: (A) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration of the shares of Common Stock under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Company Registration Statement, any Company Preliminary Prospectus, the Company Final Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (B) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the shares of Common Stock under state securities laws and all expenses in connection with the qualification of such shares for offer and sale under state securities laws as provided in paragraph (iv) of this Section 7(b), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (C) the cost of printing certificates representing the shares of Common Stock, (D) the costs and charges of any transfer agent, registrar or depositary for the shares of Common Stock, (E) all costs and expenses incident to listing, on the NASDAQ, the shares of Common Stock to be delivered by the Selling Stockholder in pledge pursuant to the Collateral Agreement, (F) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of Offered Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show with the prior approval of the Company, and (G) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 7. It is understood, however, that except as provided in this Section 7, and except as provided in Section 8, and Section 14 below, the Underwriters will pay all of their own costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the shares of Common Stock by it and any advertising expenses connected with any offers it may make and subject to Section 7(b)(ii), below, the Selling Stockholder shall pay its own expenses.

(ii) In the event that the transactions contemplated in this Underwriting Agreement are consummated, the Underwriters agree to reimburse the Selling Stockholder for its out of pocket expenses directly related to the offering and sale by it of the Offered Securities pursuant to this Agreement (including expenses incurred pursuant to the Selling Stockholder’s obligation, pursuant to and in accordance with that certain Letter Agreement, dated as of October 6, 2005, by and among the Company, the Selling Stockholder and STT Communications Ltd, a corporation organized under the laws of the Republic of Singapore (“STT Communications”) (the “Letter Agreement”), to reimburse the Company for certain of its expenses in an amount not to exceed $1,000,000 (of which amount not more than an aggregate of $500,000 may be in reimbursement of fees and disbursements of the Company’s external counsel, auditors and filing fees to be paid to the Commission)). It is further agreed that the Underwriters will negotiate the terms of all arrangements on behalf of the Company and the Selling Stockholder with respect to (A) the printing of the Company Registration Statement, any Company Preliminary Prospectus, the Company Final Prospectus and amendments and supplements to any of the foregoing and (B) investor presentations related to any “roadshows” undertaken in connection with the marketing of the offering of the Offered Securities.

(c) In further consideration of the agreements of the Selling Stockholder herein contained, the Company covenants to the Selling Stockholder:

(i) before amending or supplementing the Company Registration Statement or the Company Final Prospectus, to furnish to the Selling Stockholder a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Selling Stockholder reasonably objects within two business days of receipt of such copy, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule;

(ii) if, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Company Final Prospectus is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Company Final Prospectus in order to make the statements therein, in the light of the circumstances when the Company Final Prospectus is delivered to a purchaser of Offered Securities, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Company Final Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Offered Securities may have been sold by the Underwriters and to any other dealers upon request, either amendments or supplements to the Company Final Prospectus so that the statements in the Company Final Prospectus as so amended or supplemented will not, in the light of the circumstances when the Company Final Prospectus is delivered to a purchaser of Offered Securities, be misleading or so that the Company Final Prospectus, as amended or supplemented, will comply with law;

(iii) if the Securities cease to be listed on the NASDAQ, to endeavour to qualify the Offered Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives shall reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Offered Securities;

(iv) in accordance with the provisions of the Governance Agreement, dated as of December 30, 2002, by and among Company, STT Communications, the Selling Stockholder and the stockholders of Pihana Pacific, Inc., a corporation organized under the laws of the State of Delaware, named therein and party thereto (the ”Governance Agreement”), and the provisions of the Registration Rights Agreement, dated as of December 30, 2002, by and among the Company and the Initial Purchasers named therein and party thereto (the ”Registration Rights Agreement,” and, together with the Governance Agreement, the ”Transaction Agreements”), the Company shall use commercially reasonable efforts to furnish to the Selling Stockholder:

(A) an opinion dated the Closing Date, from Gunderson Dettmer Stough Villeneuve Franklin & Hachigan, LLP, counsel for the Company, to the same effect as set forth in Section 6(c) above, provided that Gunderson, Dettmer Stough Villeneuve Franklin & Hachigan, LLP shall have received a letter dated the Closing Date and from the Selling Stockholder, substantially in the form as previously agreed; and

(B) a letter dated the date hereof and each the Closing Date, as the case may be, from PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for the Company, to the same effect as set forth in Section 6(h) above, provided that PricewaterhouseCoopers LLP shall have received a letter dated the date hereof and from the Selling Stockholder, substantially in the form as previously agreed.

(d) Without limiting the rights or obligations of the Underwriters under this Underwriting Agreement in any respect:

(i) notwithstanding any provision in this Underwriting Agreement, the Transaction Agreements or the Terms Agreement entered into or expected to be entered into by and among the Company, i-STT Investments (Bermuda) Ltd., a corporation organized under the laws of Bermuda (the “Bermuda Selling Stockholder”), Credit Suisse First Boston (USA), Inc., a Delaware corporation, and Credit Suisse First Boston LLC, as representative of the several underwriters named in SCHEDULE A thereto (the “Terms Agreement”), or any statement in the Company Registration Statement to the contrary or otherwise, the Company and the Selling Stockholder hereby affirm, acknowledge and agree that: (A) the rights and obligations of the Company and the Selling Stockholder under the Transaction Agreements as to indemnification and contribution in connection with any Registration Statement (as defined in the Transaction Agreements) or any Prospectus (as defined in the Transaction Agreements) as amended or supplemented, respectively (in each case, the “Existing Allocation Provisions”) shall govern, and shall otherwise apply in all respects to, their respective rights and obligations as to indemnification and contribution, respectively, as between the Company and the Selling Stockholder, respectively, in connection with any transaction contemplated by this Underwriting Agreement, the Terms Agreement or the Company Registration Statement; and (B) for purposes of this Section 7(d), the Offered Securities sold by the Selling Stockholder pursuant to this Underwriting Agreement shall be deemed to be Registrable Securities (as defined in the Transaction Agreements), whether or not the provisions of the Transaction Agreements are applicable to the registration with the Commission of less than an aggregate of 10,189,549 of the Securities;

(ii) the Company and the Selling Stockholder hereby affirm and acknowledge their and their affiliates’ respective rights and obligations pursuant to the Letter Agreement which, among other things, sets forth the terms and conditions of STT Communications’ obligation to reimburse the Company for certain customary costs and expenses incurred in connection with the offering of Securities pursuant to the Company Registration Statement; and

(iii) the Company hereby further affirms and acknowledges that, in the event of any sale, disposition, transfer or pledge of any Securities to the Bermuda Selling Stockholder, in connection with or otherwise contemplated by this Underwriting Agreement or the Terms Agreement, the Bermuda Selling Stockholder, shall, in each case, have the rights and obligations provided to the Selling Stockholder under the Existing Allocation Provisions, as if the Bermuda Selling Stockholder were a “Holder” (as defined in the Transaction Agreements, respectively); provided, however, that the Company and the Selling Stockholder understand that the Selling Stockholder shall retain and otherwise preserve all rights set forth in the Transaction Agreements and all such rights of the Selling Stockholder shall in no way be affected or otherwise prejudiced by operation or inclusion of this Section 7(d)(iii) herein or the inclusion of any equivalent provision in the Terms Agreement.

8. Indemnification and Contribution.

(a) The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers and its affiliates and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Company Registration Statement, any Company Preliminary Prospectus and the Company Final Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with either (i) written information relating to the Selling Stockholder and furnished to the Company by the Selling Stockholder specifically for use therein, or (ii) written information furnished by any Underwriter through the Representatives specifically for use therein, provided, that the foregoing indemnity agreement with respect to any Company Preliminary Prospectus shall not inure to the benefit of either the Underwriter from whom the person asserting any such losses, claims, damages and liabilities purchased Offered Securities, or any person controlling such Underwriter, if a copy of the Company Final Prospectus (as then amended or supplemented) was not, to the extent required by law, sent or given by or on behalf of such Underwriter to such person, and if (and only to the extent that) the Company Final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities provided that the Company delivered on a timely basis to permit proper delivery on or prior to any Closing Date as many copies of any such Company Preliminary Prospectus, the Company Final Prospectus and the Company Registration Statement as the Underwriter may have requested.

(b) The Selling Stockholder will indemnify and hold harmless each Underwriter, its partners, members, directors, officers and its affiliates and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Company Registration Statement, any Company Preliminary Prospectus and the Company Final Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to the Selling Stockholder and furnished to the Company by the Selling Stockholder specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. Notwithstanding anything to the contrary contained herein, the maximum aggregate liability of the Selling Stockholder under this Section 8(b) shall not exceed the Selling Stockholder’s net proceeds actually received by the Selling Stockholder from the sale of the Offered Securities under this Underwriting Agreement.

(c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Selling Stockholder, its affiliates, its directors and officers and each person, if any, who controls the Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a the Company Registration Statement, any Company Preliminary Prospectus and the Company Final Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

(d) Promptly after receipt by an indemnified party (the “Indemnified Party”) under this Section 8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party (the “Indemnifying Party”) under subsection (a), (b) or (c) above, notify the Indemnifying Party of the commencement thereof; but the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any Indemnified Party and it notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party), and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party under this Section 8 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Party.

(e) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an Indemnified Party under subsection (a), (b) or (c) above, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the Company and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each Underwriter, its partners, members, directors, officers and its affiliates and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act and the Selling Stockholder, its affiliates, directors and officers and each person, if any, who controls the Selling Stockholder within the meaning of the Securities Act or the Exchange Act.

9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Underwriting Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder, except as provided in Section 7(b) (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Underwriting Agreement will not terminate as to the Firm Securities) hereof. As used in this Underwriting Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 9. Nothing herein will relieve a defaulting Underwriter from liability for its default (including, without limitation, for the expenses incurred by the Company or the Selling Stockholder).

10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, the Company or their respective officers and of the several Underwriters set forth in or made pursuant to this Underwriting Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Underwriting Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the respective obligations of the Company, the Selling Stockholder and the Underwriters pursuant to Section 7(b) and Section 14 shall remain in effect.

11. Notices. All communications hereunder will be in writing and:

(a) if sent to the Underwriters, shall be mailed, delivered or faxed and confirmed to the Representatives at Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, fax: (646) 291-1567. Attention: General Counsel; Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New York 10010-3629, fax: (212) 325-4926, Attention: Transactions Advisory Group; and Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, fax (212) 357-4451 Attention: Special Execution Group; with a copy thereof mailed, delivered or faxed to Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, California 94025, fax: (650) 752-3604 Attention: Alan F. Denenberg, Esq.;

(b) if sent to the Company, shall be mailed, delivered or faxed and confirmed to it at Equinix, Inc., 301 Velocity Way, Foster City, California 94404-4803, fax: (650) 513-7909 Attention: General Counsel; with a copy thereof mailed, delivered or faxed to Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP, 155 Constitution Drive, Menlo Park, California 94025, fax: (650) 321-2800 Attention: Christopher D. Dillon, Esq.; and

(c) if sent to the Selling Stockholder, shall be mailed, delivered or faxed and confirmed to it at i-STT Investments Pte. Ltd., 51 Cuppage Road, #10-11/17 StarHub Centre, Singapore 229469, fax:+65-6720 7277 Attention: General Counsel; with a copy thereof mailed, delivered or faxed to Latham & Watkins LLP, 505 Montgomery Street, Suite 2000, San Francisco, California 94111, fax: (415) 395-8095 Attention: Tracy K. Edmonson, Esq., and also to Latham & Watkins LLP, 80 Raffles Place, No. 14-20 UOB Plaza 2, Singapore 048624, fax: +65-6536-1171 Attention: Michael Sturrock, Esq.

12. Termination. This Underwriting Agreement shall be subject to termination, by notice given by the Representatives to the Company and the Selling Stockholder, if: (a) after the execution and delivery of this Underwriting Agreement and prior to any Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc.; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse; and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, individually or together with any other such event, makes it, in the judgment of the Representatives, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Company Final Prospectus; provided that, if any such event occurs after the First Closing Date, this Underwriting Agreement will not terminate as to the Firm Securities.

13. Effectiveness. This Underwriting Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

14. Expenses. If this Underwriting Agreement shall be terminated before the First Closing Date (a) because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Underwriting Agreement, or if for any reason the Company shall be unable to perform its obligations under this Underwriting Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriters in connection with this Underwriting Agreement and the offering contemplated hereunder, or (b) because of any failure or refusal on the part of the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Underwriting Agreement, or if for any reason the Selling Stockholder shall be unable to perform its obligations under this Underwriting Agreement, the Selling Stockholder will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriters in connection with this Underwriting Agreement and the offering contemplated hereunder).

15. Successors. This Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

16. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Underwriting Agreement, and any action under this Underwriting Agreement taken by the Representatives will be binding upon all the Underwriters.

17. Counterparts. This Underwriting Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

18. Absence of Fiduciary Relationship. The Company and the Selling Stockholder acknowledge and agree that:

(a) the purchase and sale of the Securities pursuant to this Underwriting Agreement is an arm’s-length commercial transaction by and among the Company, the Selling Stockholder and the Underwriters;

(b) in connection therewith, and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of either the Company or the Selling Stockholder;

(c) no Underwriter has assumed an advisory or fiduciary responsibility in favor of either the Company or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising either the Company or the Selling Stockholder on other matters) or any other obligation to either the Company or the Selling Stockholder (except the obligations expressly set forth in this Underwriting Agreement or the Terms Agreement);

(d) the Company and the Selling Stockholder have each consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and the Selling Stockholder agree they will not claim that the Underwriters, or any of them, have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company or the Selling Stockholder, in connection with such transaction or the process leading thereto.

19. Applicable Law; Jurisdiction. This Underwriting Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws. The parties hereto submit to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Underwriting Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with your understanding, kindly sign and return to each other party hereto one of the counterparts hereof, whereupon it will become a binding agreement by and among the parties hereto, in accordance with the terms set forth above.

IN WITNESS WHEREOF, the Selling Stockholder has caused this Underwriting Agreement to be duly executed by the undersigned.

i-STT INVESTMENTS PTE. LTD.

By:	/s/ Stephen Geoffrey Miller
Name:	Stephen Geoffrey Miller
Title:	Authorised Signatory

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IN WITNESS WHEREOF, the Company has caused this Underwriting Agreement to be duly executed by the undersigned.

EQUINIX, INC.

By:	/s/ Renée Lanam
Name:	Renée Lanam
Title:	Chief Development Officer

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the foregoing is hereby confirmed and accepted as of the date first above written. The Underwriters have caused this Underwriting Agreement to be duly executed by the undersigned.

CITIGROUP GLOBAL MARKETS INC. CREDIT SUISSE FIRST BOSTON LLC GOLDMAN, SACHS & CO., Acting severally on behalf of themselves and severally on behalf of the Underwriters named in SCHEDULE A hereto.

By:	/s/ W. Mark Barber
Name:	W. Mark Barber
Title:	Managing Director
Company:	CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Scott Simpson
Name:	Scott Simpson
Title:	Director
Company:	CREDIT SUISSE FIRST BOSTON

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

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SCHEDULE A

UNDERWRITER	OFFERED SECURITIES
Citigroup Global Markets Inc.	2,317,500
Credit Suisse First Boston LLC	2,317,500
Goldman, Sachs & Co.	515,000
Total	5,150,000

SCHEDULE B

SUBSIDIARY	JURISDICTIONS
Equinix Operating Co., Inc.	California, Illinois, Texas, New York, Virginia
Equinix Pacific, Inc.	California, Hawaii
Equinix RP II LLC	California
Equinix RP, Inc.	Virginia

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE FIRST BOSTON LLC

GOLDMAN, SACHS & CO.,

As representatives (the “Shares Offering Representatives”)

of the several Underwriters for the Shares Offering (as defined below)

c/o	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Credit Suisse First Boston LLC

Eleven Madison Avenue

New York, New York 10010-3629

Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

CREDIT SUISSE FIRST BOSTON LLC

As representative (the “SAILS Offering Representative”)

of the several Underwriters for the SAILS Offering (as defined below)

Eleven Madison Avenue

New York, New York 10010-3629

Dear Sirs and Mesdames:

REFERENCE IS HEREBY MADE to (a) that certain Underwriting Agreement (the “Underwriting Agreement”), to which the Shares Offering Representatives, as representatives of the several underwriters named or to be named on SCHEDULE A thereto (the “Shares Underwriters”), are or expect to become parties along with Equinix, Inc., a Delaware corporation (the “Company”), and i-STT Investments Pte. Ltd., a corporation organized under the laws of the Republic of Singapore (the “Selling Stockholder”) and (b) that certain Terms Agreement (the “Terms Agreement”) to which the SAILS Offering Representative, as representative of the several underwriters named or to be named on SCHEDULE A thereto (the “SAILS Underwriters”), are or expect to become parties along with the Company, the Selling Stockholder, i-STT Investments (Bermuda) Ltd., a Bermuda corporation, and Credit Suisse First Boston (USA), Inc., a Delaware corporation. The offering of common stock of the Company (the “Common Stock”) to be made pursuant to the Underwriting Agreement is referred to herein as the “Shares Offering” and the offering of notes exchangeable into Common Stock to be made pursuant to the Terms Agreement is referred to herein as the “SAILS Offering.” Except as otherwise set forth herein, all capitalized terms used but not defined herein shall be ascribed the meanings assigned to such terms in the Underwriting Agreement or the Terms Agreement, as the case may be.

As an inducement to the Shares Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for Common Stock, and as an inducement to the SAILS Underwriters to execute the Terms Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for securities exchangeable for Common Stock, the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for any Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of any Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of both the Shares Offering Representatives and the SAILS Offering Representative. In addition, the undersigned agrees that, without the prior written consent of both the Shares Offering Representatives and the SAILS Offering Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for any Common Stock.

The Lock-Up Period will commence on the date of the preliminary prospectus supplement of the Company relating to the Shares Offering or, if earlier, the date of the preliminary prospectus supplement of the Company to be used in connection with the SAILS Offering, and will continue until and include the date 45 days after the date of the final prospectus supplement of the Company relating to the Shares Offering or, if later, the date of the final prospectus supplement of the Company to be used in connection with the SAILS Offering, or such earlier date that both the Shares Offering Representatives and the SAILS Offering Representative consent to in writing; provided, however, that if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless both the Shares Offering Representatives and the SAILS Offering Representative waive, in writing, such extension (such initial period, and such initial period as extended as set forth above, as the case may be, the “Lock Up Period”).

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the immediately preceding paragraph (which shall include information on when the Lock-Up Period is expected to expire pursuant to such extension) will be delivered by the Shares Offering Representatives or the SAILS Offering Representative to the Company and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Any Common Stock received upon exercise of options granted to the undersigned will also be subject to this Lock-Up Agreement. Any Common Stock acquired by the undersigned in the open market after the date of the final prospectus supplement of the Company relating to the Shares Offering or, if later, the date of the final prospectus supplement of the Company to be used in connection with the SAILS Offering, will not be subject to this Lock-Up Agreement. A transfer of Common Stock to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Lock-Up Agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Securities Act shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period). In the event that the undersigned is an officer of the Company, the programmatic sales on behalf of the undersigned under any 10b5-1 sales plan in existence prior to the date of this Lock-Up Agreement (a true and correct copy of which has been provided to the Shares Offering Representatives and the SAILS Offering Representative) will not be subject to this Lock-Up Agreement.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement

This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Lock-Up Agreement shall lapse and become null and void if (i)

neither the Underwriting Agreement nor the Terms Agreement shall have been executed on or before February 28, 2006, (ii) before February 28, 2006, the Selling Stockholder notifies the Company, the Shares Offering Representatives and the SAILS Offering Representative in writing that it does not intend to enter into both the Underwriting Agreement and the Terms Agreement or (iii) to the extent it has been executed, (A) the Underwriting Agreement shall have been terminated prior to the First Closing Date (as defined therein) in accordance with its terms and (B) the Terms Agreement shall have been terminated prior to Closing Date (as defined therein) and in accordance with its terms. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Name:

EXHIBIT B

FORM OF OPINION OF LATHAM & WATKINS, LLP

(i) The execution and delivery of the Underwriting Agreement, and the sale of the Offered Securities by the Selling Stockholder to the Underwriters pursuant to the Underwriting Agreement do not:

(A) violate any federal or New York statute, rule or regulation applicable to the Selling Stockholder;

(B) require any consents, approvals or authorizations to be obtained by the Selling Stockholder from, or any registrations, declarations or filings to be made by the Selling Stockholder with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Selling Stockholder that have not been obtained or made; or

(C) result in the breach of or a default under any of the agreements identified to such counsel by an officer of the Selling Stockholder as material to the Selling Stockholder (the “Material Agreements”).

(ii) The Selling Stockholder is not, and immediately after giving effect to the sale of the Offered Securities in accordance with the Underwriting Agreement, will not be required to be registered as, an ”investment company” within the meaning of the Investment Company Act of 1940, as amended.

(iii) Upon indication by book entry that the Offered Securities have been credited to a securities accounts maintained by Credit Suisse First Boston LLC (the ”Settlement Representative”) at The Depository Trust Company (“DTC”) and payment therefor in accordance with the Underwriting Agreement, the Settlement Representative will acquire a securities entitlement on behalf of the several Underwriters with respect to such Shares and, under the Commercial Code as in effect in the State of New York, (the ”Commercial Code”), an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Settlement Representative.

EXHIBIT C

FORM OF LOCK-UP AGREEMENT

November 9, 2005

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE FIRST BOSTON LLC

GOLDMAN, SACHS & CO.,

As representatives (the “Shares Offering Representatives”)

of the several Shares Underwriters (as defined below)

c/o	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Credit Suisse First Boston LLC

Eleven Madison Avenue

New York, New York 10010-3629

Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

CREDIT SUISSE FIRST BOSTON LLC

As representative (the “SAILS Offering Representative”)

of the several Underwriters for the SAILS Offering (as defined below)

Eleven Madison Avenue

New York, New York 10010-3629

Dear Sirs and Mesdames:

REFERENCE IS HEREBY MADE to (a) that certain Underwriting Agreement (the “Underwriting Agreement”), to which the Shares Offering Representatives, as representatives of the several underwriters named or to be named on SCHEDULE A thereto (the “Shares Underwriters”), are or expect to become parties along with Equinix, Inc., a Delaware corporation (the “Company”), and i-STT Investments Pte. Ltd., a corporation organized under the laws of the Republic of Singapore (the “Selling Stockholder”) and (b) that certain Terms Agreement (the “Terms Agreement”) to which the SAILS Offering Representative, as representative of the several underwriters named or to be named on SCHEDULE A thereto (the “SAILS Underwriters”), is or expects to become a party along with the Company, i-STT Investments (Bermuda) Ltd., a Bermuda corporation, and Credit Suisse First Boston (USA), Inc., a Delaware corporation. The offering of common stock of the Company (the “Common Stock”) to be made pursuant to the Underwriting Agreement is referred to herein as the “Shares Offering” and the offering of securities exchangeable into Common Stock to be made pursuant to the Terms Agreement is referred to herein as the “SAILS Offering.” Except as otherwise set forth herein, all capitalized terms used but not defined herein shall be ascribed the meanings assigned to such terms in the Underwriting Agreement or the Terms Agreement, as the case may be.

As an inducement to the Shares Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for Common Stock, and as an inducement to the SAILS Underwriters to execute the Terms Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for securities exchangeable into Common Stock, the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for any Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of any Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives. In addition, the undersigned agrees that it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for any Common Stock.

The Lock-Up Period will commence on the date hereof and will continue until and include the date 45 days after the date of the final prospectus supplement to be used in connection with the Shares Offering or, if later, the date of the final prospectus supplement of the Company to be used in connection with the SAILS Offering, or such earlier date that both the Shares Offering Representatives and the SAILS Offering Representative consent to in writing; provided, however, that if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless both the Shares Offering Representatives and the SAILS Offering Representatives waive, in writing, such extension (such initial period, and such initial period as extended as set forth above, as the case may be, the “Lock-Up Period”).

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the immediately preceding paragraph (which shall include information on when the Lock-Up Period is expected to expire pursuant to such extension) will be delivered by the Shares Offering Representatives and the SAILS Offering Representative to the Selling Stockholder and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the restrictions in the second paragraph above shall not apply to:

(a) transactions relating to Common Stock or other securities of the Company acquired in open market transactions after the completion of the offering of the Common Stock contemplated by the Underwriting Agreement;

(b) transfers of Common Stock or any securities convertible into Common Stock as a bona fide gift, provided that in the case of any such transfer, each such donee shall sign and deliver a lock-up agreement substantially in the form of this Lock-Up Agreement prior to such transfer;

(c) transfers of shares of Common Stock or any securities convertible into Common Stock to stockholders or majority-owned subsidiaries of the undersigned, provided that in the case of any such transfer, each such transferee shall sign and deliver a lock-up agreement substantially in the form of this Lock-Up Agreement prior to such transfer;

(d) the conversion or exercise, as applicable, of: (i) the Preferred Stock Warrant of the Company, dated December 31, 2002 (Warrant No. PS-1); (ii) shares of Series A-1 Convertible Preferred Stock, par value $0.001 per share; or (iii) the 14% Series A-1 Convertible Secured Note Due 2007 of the Company, dated February 3, 2005 (Security No. CSN-2), the 14% Series A-1 Payment-of-Interest-In-Kind Convertible Secured Note Due 2007 of the Company, dated May 1, 2005 (Security No. PIK-A-1-5), or the 14% Series A-1 Payment-of-Interest-In-Kind Convertible Secured Note Due 2007 of the Company, dated November 1, 2005 (Security No. ), in each case with respect to (i), (ii) and (iii), held by the Selling Stockholder at the time of any such conversion or exercise;

(e) any sales, dispositions, transfers or pledges of any Common Stock pursuant to any of the following agreements: (i) the Underwriting Agreement; (ii) the Forward Purchase Agreement entered into or expected to be entered into by and between i-STT Investments (Bermuda) Ltd. and Credit Suisse First Boston Capital LLC; (iii) the Collateral Agreement entered into or expected to be entered into by and among i-STT Investments (Bermuda) Ltd., Credit Suisse First Boston Capital LLC and Credit Suisse First Boston LLC (the “Collateral Agreement”); or (iv) the Terms Agreement entered into or expected to be entered into by and among i-STT Investments (Bermuda) Ltd., the Company, Credit Suisse First Boston (USA), Inc. and Credit Suisse First Boston LLC, in each case with respect to (i) through (iv) above, to which the Selling Stockholder, or any affiliate of the Selling Stockholder, as applicable, shall have become a party thereto, respectively; or

(f) any transfer or assignment of Common Stock to i-STT Investments (Bermuda) Ltd., a corporation organized under the laws of Bermuda, in connection with, or otherwise contemplated by, the agreements referred to in clauses (ii), (iii) or (iv) of provision (e) above; provided that, in the event and to the extent that any such transferred or assigned Common Stock is not, is not expected to become, or is no longer, subject to pledge under the Collateral Agreement during the Lock-Up Period pursuant to such aforementioned agreements, i-STT Investments (Bermuda) Ltd. shall sign and deliver a lock-up agreement substantially in the form of this Lock-Up Agreement with respect to such Common Stock.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement

This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Lock-Up Agreement shall lapse and become null and void if (i) neither the Underwriting Agreement nor the Terms Agreement shall have been executed on or before February 28, 2006, (ii) before February 28, 2006, the Selling Stockholder or i-STT Investments (Bermuda) Ltd. (as applicable) notifies the Company, the Shares Offering Representatives and the SAILS Offering Representative in writing that it does not intend to enter into both the Underwriting Agreement and the Terms Agreement or (iii) to the extent it has been executed, (A) the Underwriting Agreement shall have been terminated prior to the First Closing Date (as defined therein) in accordance with its terms and (B) the Terms Agreement shall have been terminated prior to the Closing Date (as defined therein) and in accordance with its terms. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

i-STT INVESTMENTS PTE. LTD.

By:
Name:
Title: